                                                                   Exhibit 10.29
                                                                   -------------

                           FIRST AMENDMENT TO LEASE


        This First Amendment to Lease (this "First Amendment") is hereby entered into as of the 25th day of June, 1997 by and between CROSS POINT LIMITED PARTNERSHIP, a Massachusetts limited partnership having an address at 900 Chelmsford Street, Lowell, Massachusetts 01851 ("Landlord"), and UNIFI COMMUNICATIONS, INC. (formerly known as FAX International, Inc.) a Delaware corporation having an address at 900 Chelmsford Street, Lowell, Massachusetts 01851 ("Tenant").

        WHEREAS, Landlord, as landlord, and Tenant, as tenant, entered into that certain Lease dated as of August 2, 1996, by which Landlord leased to Tenant a portion of the building (the "Building") known and numbered as 900 Chelmsford Street, Lowell, Massachusetts consisting of the entire tenth, eleventh and twelfth floors of Tower 3 of the Building, as more particularly described in
Item 6 of the Schedule of the Lease and on Exhibit "A" of the Lease (the "Premises").

        WHEREAS, Tenant has agreed to relinquish its rights as set forth in
Section 29 of the Lease to the ninth floor of the Tower 3 of the Building and Landlord has agreed to give to Tenant a right of first offer with respect to the ninth floor of Tower 3 of the Building and the tenth, eleventh, twelfth and thirteenth floors of Tower 2 of the Building, all in accordance with the terms and provisions of this First Amendment.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

        1.   Section 28 of the Lease is hereby amended by deleting all of such
Section 28 such that Tenant shall have no further rights with respect to any or all of the eighth floor of Tower 3 of the Building.

        2.   Section 29 of the Lease is hereby amended by deleting all of such
Section 29, such that, except as provided below in this First Amendment, Tenant shall have no further rights with respect to any or all of the ninth floor of Tower 3 of the Building.

        3. Notwithstanding anything in Section 24 of the Lease to the contrary, from and after June 1, 1997, Tenant's allocable share of vehicular parking spaces in the Parking Lot (as defined in Section 24 of the Lease) shall be 381 vehicular parking spaces and not 508 vehicular parking spaces as set forth in Section 24 of the Lease, but in no event shall Tenant's allocable share of vehicular parking spaces in the Parking Lot be less than 3.5 vehicular parking spaces per 1,000 square fee of rentable floor area in the Premises. Notwithstanding anything in Section 24 of the Lease to the contrary, from and after June 1, 1997, Tenant shall have the right to use up to 27 parking spaces in the parking garage referred to in the second paragraph of Section 24 of the Lease.

        4. The Lease is hereby amended by adding after Section 35 of the Lease the following new Section 36 as follows:

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                 "36.  TENANT'S RIGHTS OF FIRST OFFER TO LEASE

        A.    First Right of First Offer. Tenant shall have the right to add to
              --------------------------
the Premises, upon the terms and conditions set forth in this Section 36.A, the entire ninth floor of Tower 3 of the Building (the "First Expansion Space"). Tenant's rights hereunder with respect to the First Expansion Space shall be subject to the rights of the existing tenant of the First Expansion Space as of the effective date of this Section 36.A and shall be subject to the rights of the other Building tenants with respect to the First Expansion Space as of the effective date of this Section 36.A. Whenever during the Term on and after the effective date of this Section 36.A, Landlord determines to lease all or any portion of the First Expansion Space to any party other than the existing tenant of the First Expansion Space, Landlord shall first offer to lease Tenant such portion of the First Expansion Space in an "as is" condition; such offer shall be in writing and shall specify the rent to be paid for such portion of the First Expansion Space and the date on which such portion of the First Expansion Space shall be included in the Premises (the "First Offer Notice"). Tenant shall notify Landlord in writing whether Tenant elects to lease such portion of the First Expansion Space at the rental rate set forth in the First Offer Notice within ten (10) days after Landlord delivers to Tenant the First Offer Notice. If Tenant timely elects to lease such portion of the First Expansion Space, then Landlord shall execute an amendment to this Lease no later than fourteen (14) days after Tenant notifies Landlord of Tenant's elections to lease such portion of the First Expansion Space, effective as of the date such portion of the First Expansion Space is to be included in the Premises, on the same terms and conditions as set forth in this Lease for the original Premises except that (a) the rentable area of the Premises shall be increased by the rentable area in such portion of the First Expansion Space (and Tenant's Proportionate Share shall be adjusted accordingly), (b) the Base Rent shall be increased by the amount specified for such portion of the First Expansion Space in the First Offer Notice, and (c) Landlord shall not provide to Tenant any allowances (e.g.,
                                                                           ----
moving allowance, construction allowance, and the like) or any other tenant inducements. If Tenant fails or is unable to timely exercise its right hereunder with respect to such portion of the First Expansion Space, then such right shall lapse time being of the essence with respect to the exercise thereof, and, subject to the following three (3) sentences, Landlord may lease such portion of the First Expansion Space to third parties on such terms as Landlord may elect. Notwithstanding anything herein to the contrary, Landlord may not enter into such third party lease at a net effective rent of less than ninety percent (90%) of the net effective rent set forth in the most recent First Offer Notice to Tenant with respect to such portion of the First Expansion Space without first offering to lease to Tenant such portion of the First Expansion Space at such net effective rent being offered to such third party. As used in this Section 36.A, the phrase "net effective rent" shall mean the Base Rent for such portion of the First Expansion Space less the cost of tenant improvements and other tenant inducements which are included in such Base Rent. In addition, if Landlord fails to enter into any such third party lease within six (6) months after Tenant has elected not to lease such portion of the First Expansion Space after receipt of a First Offer Notice with respect thereto, then such portion of the First Expansion Space shall again be subject to Tenant's rights under this Section 36.A. Notwithstanding anything in this Section 36.A to the contrary, Landlord shall have no obligation to first offer to lease to Tenant all or any portion of the First Expansion Space in accordance with this
Section 36.A if at the time Landlord would have sent to Tenant a First Offer Notice Tenant is then in default of any of its covenants or

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obligations under this Lease (beyond applicable notice and cure periods). If
Tenant is so then in default, Landlord may proceed to lease all or any portion of the First Expansion Space to any third party on such terms as Landlord may elect without Tenant having any prior rights to lease all or any portion of the First Expansion Space.

        B.    Second Right of First Offer. Tenant shall have the right to add to
              ---------------------------
the Premises, upon the terms and conditions set forth in this Section 36.B, the entire tenth floor of Tower 2 of the Building (the "Second Expansion Space"). Tenant's rights hereunder with respect to the Second Expansion Space shall be subject to the rights of the existing tenant of the Second Expansion Space as of the effective date of this Section 36.B and shall be subject to the rights of the other Building tenants with respect to the Second Expansion Space as of the effective date of this Section 36.B. Whenever during the Term on and after the effective date of this Section 36.B, Landlord determines to lease all or any portion of the Second Expansion Space to any party other than the existing tenant of the Second Expansion Space, Landlord shall first offer to lease Tenant such portion of the Second Expansion Space in an "as is" condition; such offer shall be in writing and shall specify the rent to be paid for such portion of the Second Expansion Space and the date on which such portion of the Second Expansion Space shall be included in the Premises (the "Second Offer Notice"). Tenant shall notify Landlord in writing whether Tenant elects to lease such portion of the Second Expansion Space at the rental rate set forth in the
Second Offer Notice within ten (10) days after Landlord delivers to Tenant the Second Offer Notice. If Tenant timely elects to lease such portion of the Second Expansion Space, then Landlord shall execute an amendment to this Lease no later than fourteen (14) days after Tenant notifies Landlord of Tenant's election to lease such portion of the Second Expansion Space, effective as of the date such portion of the Second Expansion Space is to be included in the Premises, on the same terms and conditions as set forth in this Lease for the original Premises except that (a) the rentable area of the Premises shall be increased by the rentable area in such portion of the Second Expansion Space (and Tenant's Proportionate Share shall be adjusted accordingly), (b) the Base Rent shall be increased by the amount specified for such portion of the Second Expansion Space in the Second Offer Notice, and (c) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like)
            ----
or any other tenant inducements. If Tenant fails or is unable to timely exercise its right hereunder with respect to such portion of the Second Expansion Space, then such right shall lapse time being of the essence with respect to the exercise thereof, and, subject to the following three (3) sentences, Landlord may lease such portion of the Second Expansion Space to third parties on such terms as Landlord may elect. Notwithstanding anything herein to the contrary, Landlord may not enter into such third party lease at a net effective rent of less than ninety percent (90%) of the net effective rent set forth in the most recent Second Offer Notice to Tenant with respect to such portion of the Second Expansion Space without first offering to lease to Tenant such portion of the Second Expansion Space at such net effective rent being offered to such third party. As used in this Section 36.B, the phrase "net effective rent" shall mean the Base Rent for such portion of the Second Expansion Space less the cost of tenant improvements and other tenant inducements which are included in such Base Rent. In addition, if Landlord fails to enter into any such third party lease within six (6) months after Tenant has elected not to lease such portion of the Second Expansion Space after receipt of a Second Offer Notice with respect thereto, then such portion of the Second Expansion Space shall again be subject to Tenant's rights under this Section 36.B. Notwithstanding anything in this

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Section 36.B to the contrary, Landlord shall have no obligation to first offer to lease to Tenant all or any portion of the Second Expansion Space in accordance with this Section 36.B if at the time Landlord would have sent to Tenant a Second Offer Notice Tenant is then in default of any of its covenants or obligations under this Lease (beyond applicable notice and cure periods). If Tenant is so then in default, Landlord may proceed to lease all or any portion of the Second Expansion Space to any third party on such terms as Landlord may elect without Tenant having any prior rights to lease all or any portion of the Second Expansion Space.

     C.  Third Right of First Offer. Tenant shall have the right to add to the
         --------------------------
Premises, upon the terms and conditions set forth in this Section 36.C, the entire eleventh floor of Tower 2 of the Building (the "Third Expansion Space"). Tenant's rights hereunder with respect to the Third Expansion Space shall be subject to the rights of the existing tenant of the Third Expansion Space as of the effective date of this Section 36.C and shall be subject to the rights of the other Building tenants with respect to the Third Expansion Space as of the effective date of this Section 36.C. Whenever during the Term on and after the effective date of this Section 36.C, Landlord determines to lease all or any portion of the Third Expansion Space to any party other than the existing tenant of the Third Expansion Space, Landlord shall first offer to lease Tenant such portion of the Third Expansion Space in an "as is" condition; such offer shall be in writing and shall specify the rent to be paid for such portion of the Third Expansion Space and the date on which such portion of the Third Expansion Space shall be included in the Premises (the "Third Offer Notice"). Tenant shall notify Landlord in writing whether Tenant elects to lease such portion of the Third Expansion Space at the rental rate set forth in the Third Offer Notice within ten (10) days after Landlord delivers to Tenant the Third Offer Notice. If Tenant timely elects to lease such portion of the Third Expansion Space, then Landlord shall execute an amendment to this Lease no later than fourteen (14) days after Tenant notifies Landlord of Tenant's election to lease such portion of the Third Expansion Space, effective as of the date such portion of the Third Expansion Space is to be included in the Premises, on the same terms and conditions as set forth in this Lease for the original Premises except that (a) the rentable area of the Premises shall be increased by the rentable area in such portion of the Third Expansion Space (and Tenant's Proportionate Share shall be adjusted accordingly), (b) the Base Rent shall be increased by the amount specified for such portion of the Third Expansion Space in the Third Offer Notice, and (c) Landlord shall not provide to Tenant any allowances (e.g.,
                                                                           ----
moving allowance, construction allowance, and the like) or any other tenant inducements. If Tenant fails or is unable to timely exercise its right hereunder with respect to such portion of the Third Expansion Space, then such right shall lapse time being of the essence with respect to the exercise thereof, and, subject to the following three (3) sentences, Landlord may lease such portion of the Third Expansion Space to third parties on such terms as Landlord may elect. Notwithstanding anything herein to the contrary, Landlord may not enter into such third party lease at a net effective rent of less than ninety percent (90%) of the net effective rent set forth in the most recent Third Offer Notice to Tenant with respect to such portion of the Third Expansion Space without first offering to lease to Tenant such portion of the Third Expansion Space at such net effective rent being offered to such third party. As used in this Section 36.C, the phrase "net effective rent" shall mean the Base Rent for such portion of the Third Expansion Space less the cost of tenant improvements and other tenant inducements which are included in such Base Rent. In addition, if Landlord fails to enter into any such

                                      -4-
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third party lease within six (6) months after Tenant has elected not to lease such portion of the Third Expansion Space after receipt of a Third Offer Notice with respect thereto, then such portion of the Third Expansion Space shall again be subject to Tenant's rights under this Section 36.C. Notwithstanding anything in this Section 36.C to the contrary, Landlord shall have no obligation to first offer to lease to Tenant all or any portion of the Third Expansion Space in accordance with this Section 36.C if at the time Landlord would have sent to Tenant a Third Offer Notice Tenant is then in default of any of its covenants or obligations under this Lease (beyond applicable notice and cure periods). If Tenant is so then in default, Landlord may proceed to lease all or any portion of the Third Expansion Space to any third party on such terms as Landlord may elect without Tenant having any prior rights to lease all or any portion of the Third Expansion Space.

     D.    Fourth Right of First Offer.  Tenant shall have the right to add to
           ---------------------------
the Premises, upon the terms and conditions set forth in this Section 36.D, the entire twelfth floor of Tower 2 of the Building (the "Fourth Expansion Space"). Tenant's rights hereunder with respect to the Fourth Expansion Space shall be subject to the rights of the existing tenant of the Fourth Expansion Space as of the effective date of this Section 36.D and shall be subject to the rights of the other Building tenants with respect to the Fourth Expansion Space as of the effective date of this Section 36.D. Whenever during the Term on and after the effective date of this Section 36.D, Landlord determines to lease all or any portion of the Fourth Expansion Space to any party other than the existing tenant of the Fourth Expansion Space, Landlord shall first offer to lease Tenant such portion of the Fourth Expansion Space in an "as is" condition; such offer shall be in writing and shall specify the rent to be paid for such portion of the Fourth Expansion Space and the date on which such portion of the Fourth Expansion Space shall be included in the Premises (the "Fourth Offer Notice"). Tenant shall notify Landlord in writing whether Tenant elects to lease such portion of the Fourth Expansion Space at the rental rate set forth in the
Fourth Offer Notice within ten (10) days after Landlord delivers to Tenant the Fourth Offer Notice. If Tenant timely elects to lease such portion of the Fourth Expansion Space, then Landlord shall execute an amendment to this Lease no later than fourteen (14) days after Tenant notifies Landlord of Tenant's election to lease such portion of the Fourth Expansion Space, effective as of the date such portion of the Fourth Expansion Space is to be included in the Premises, on the same terms and conditions as set forth in this Lease for the original Premises except that (a) the rentable area of the Premises shall be increased by the rentable area in such portion of the Fourth Expansion Space (and Tenant's Proportionate Share shall be adjusted accordingly), (b) the Base Rent shall be increased by the amount specified for such portion of the Fourth Expansion Space in the Fourth Offer Notice, and (c) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and
                          ----
the like) or any other tenant inducements. If Tenant fails or is unable to timely exercise its right hereunder with respect to such portion of the Fourth Expansion Space, then such right shall lapse time being of the essence with respect to the exercise thereof, and, subject to the following three (3) sentences, Landlord may lease such portion of the Fourth Expansion Space to third parties on such terms as Landlord may elect. Notwithstanding anything herein to the contrary, Landlord may not enter into such third party lease at a net effective rent of less than ninety percent (90%) of the net effective rent set forth in the most recent Fourth Offer Notice to Tenant with respect to such portion of the Fourth Expansion Space without first offering to lease to Tenant such portion of the Fourth Expansion Space at such net effective rent being offered to such third party. As

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

used in this Section 36.D, the phrase "net effective rent" shall mean the Base Rent for such portion of the Fourth Expansion Space less the cost of tenant improvements and other tenant inducements which are included in such Base Rent. In addition, if Landlord fails to enter into any such third party lease within six (6) months after Tenant has elected not to lease such portion of the Fourth Expansion Space after receipt of a Fourth Offer Notice with respect thereto, then such portion of the Fourth Expansion Space shall again be subject to Tenant's rights under this Section 36.D. Notwithstanding anything in this
Section 36.D to the contrary, Landlord shall have no obligation to first offer to lease to Tenant all or any portion of the Fourth Expansion Space in accordance with this Section 36.D if at the time Landlord would have sent to Tenant a Fourth Offer Notice, Tenant is then in default of any of its covenants or obligations under this Lease (beyond applicable notice and cure periods). If Tenant is so then in default, Landlord may proceed to lease all or any portion of the Fourth Expansion Space to any third party on such terms as Landlord may elect without Tenant having any prior rights to lease all or any portion of the Fourth Expansion Space.

     E.  Fifth Right of First Offer.  Tenant shall have the right to add to the
         --------------------------
Premises, upon the terms and conditions set forth in this Section 36.E, the entire thirteenth floor of Tower 2 of the Building (the "Fifth Expansion Space"). Tenant's rights hereunder with respect to the Fifth Expansion Space shall be subject to the rights of the existing tenant of the Fifth Expansion Space as of the effective date of this Section 36.E and shall be subject to the rights of the other Building tenants with respect to the Fifth Expansion Space as of the effective date of this Section 36.E. Whenever during the Term on and after the effective date of this Section 36.E, Landlord determines to lease all or any portion of the Fifth Expansion Space to any party other than the existing tenant of the Fifth Expansion Space, Landlord shall first offer to lease Tenant such portion of the Fifth Expansion Space in an "as is" condition; such offer shall be in writing and shall specify the rent to be paid for such portion of the Fifth Expansion Space and the date on which such portion of the Fifth Expansion Space shall be included in the Premises (the "Fifth Offer Notice"). Tenant shall notify Landlord in writing whether Tenant elects to lease such portion of the Fifth Expansion Space at the rental rate set forth in the Fifth Offer Notice within ten (10) days after Landlord delivers to Tenant the Fifth Offer Notice. If Tenant timely elects to lease such portion of the Fifth Expansion Space, then Landlord shall execute an amendment to this Lease no later than fourteen (14) days after Tenant notifies Landlord of Tenant's election to lease such portion of the Fifth Expansion Space, effective as of the date such portion of the Fifth Expansion Space is to be included in the Premises, on the same terms and conditions as set forth in this Lease for the original Premises except that (a) the rentable area of the Premises shall be increased by the rentable area in such portion of the Fifth Expansion Space (and Tenant's proportionate share shall be adjusted accordingly), (b) the Base Rent shall be increased by the amount specified for such portion of the Fifth Expansion Space in the Fifth Offer Notice, and (c) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or any
            ----
other tenant inducements. If Tenant fails or is unable to timely exercise its right hereunder with respect to such portion of the Fifth Expansion Space, then such right shall lapse time being of the essence with respect to the exercise thereof, and, subject to the following three (3) sentences, Landlord may lease such portion of the Fifth Expansion Space to third parties on such terms as Landlord may elect. Notwithstanding anything herein to the contrary, Landlord may not enter into such third party lease at a net effective rent of less than ninety percent (90%) of the net effective rent set forth in the most recent Fifth Offer Notice to Tenant with respect to such portion of the Fifth Expansion Space without first offering to lease to Tenant such portion of the Fifth Expansion Space at such net effective rent being offered to such third party. As used in this Section 36.E, the phrase "net effective rent" shall mean the Base Rent for such portion of the Fifth Expansion Space less the cost of tenant improvements and other tenant inducements which are included in such Base Rent. In addition, if Landlord fails to enter into any such third party lease within six (6) months after Tenant has elected not to lease such portion of the Fifth Expansion Space after receipt of a Fifth Offer Notice with respect thereto, then such portion of the Fifth Expansion Space shall again be subject to Tenant's rights under this Section 36.E. Notwithstanding anything in this
Section 36.E to the contrary, Landlord shall have no obligation to first offer to lease to Tenant all or any portion of the Fifth Expansion Space in accordance with this Section 36.E if at the time Landlord would have sent to Tenant a Fifth Offer Notice, Tenant is then in default of any of its covenants or obligations under this Lease (beyond applicable notice and cure periods). If Tenant is so then in default, Landlord may proceed to lease all or any portion of the Fifth Expansion Space to any third party on such terms as Landlord may elect without Tenant having any prior rights to lease all or any portions of the Fifth Expansion Space."

     5. After request by Tenant from time to time during the Term of the Lease, Landlord shall provide to Tenant updated information with regard to available office space in the Building.

     6. Tenant represents to Landlord that Tenant has not dealt with any broker in connection with this First Amendment and that, insofar as Tenant knows, no broker negotiated this First Amendment or is entitled to any commission or fee in connection herewith. Tenant agrees to indemnify, defend and hold Landlord, its asset manager or its property manager and their respective agents and employees harmless from and against any claims for fee or commission made by any broker claiming to have acted by or on behalf of Tenant in connection with this First Amendment.

     7. Submission of this First Amendment of examination or signature by Tenant does not constitute a reservation of space or an option for lease, and this First Amendment shall not be effective unless and until execution and delivery thereof by both Landlord and Tenant.

     8. In all other respects, Landlord and Tenant hereby reaffirm all of the covenants, agreements, terms, conditions and other provisions of the Lease, except as modified hereby, and the Lease is hereby incorporated in full herein by this reference. The terms and provisions of this First Amendment shall be effective as of the date first above written, except as may otherwise be provided herein.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as a sealed instrument as of the date first above written.


                                 LANDLORD:

                                 CROSS POINT LIMITED PARTNERSHIP

                                 By:   ONE INDUSTRIAL AVENUE CORP.,
                                       its Operating General Partner

                                       By:  /s/ [SIGNATURE APPEARS HERE]
                                           -------------------------------
                                           Name: [NAME APPEARS HERE]
                                           Title: Exec. V.P.

                                 TENANT:

                                 UNIFI COMMUNICATIONS, INC.

                                 By: /s/ Paula Litscher
                                    --------------------------
                                    Name: Paula Litscher
                                    Title: V.P. Finance




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